UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2013

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	000-49872	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (415) 899-1555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 1, 2013, Hennessy Advisors, Inc. (“Hennessy Advisors”) entered into a First Amendment to Second Amended and Restated Loan Agreement and Note (the “Amendment”) with U.S. Bank National Association (“U.S. Bank”), which amended the (a) Second Amended and Restated Loan Agreement, dated October 26, 2012, between Hennessy Advisors and U.S. Bank (the “Loan Agreement”) and (b) Second Amended and Restated Term Loan Promissory Note, dated October 26, 2012 made by Hennessy Advisors payable to U.S. Bank.

The Amendment increased the principal amount of the loan to $30,000,000, which amount is payable in 48 consecutive monthly installments, with the final payment occurring on October 26, 2017. In addition, the Amendment revised one of the financial covenants in the Loan Agreement. The amended financial covenant requires the maintenance of a consolidated debt to consolidated earnings before interest, taxes, depreciation and amortization (excluding, among other things, certain non-cash gains and losses) (“EBITDA”) ratio of not more than (i) 3.00 to 1.00, measured as of the last day of each fiscal quarter ending December 31, 2013 to September 30, 2014, (ii) 2.75 to 1.00, measured as of the last day of each fiscal quarter ending December 31, 2014 to September 30, 2015, (iii)  2.50 to 1.00, measured as of the last day of each fiscal quarter ending December 31, 2015 to September 30, 2016, and (iv) 2.25 to 1.00, measured as of the last day of each fiscal quarter ending December 31, 2016 to June 30, 2017. For the purposes of this calculation as of the end of each fiscal quarter, the denominator shall be two times the amount of consolidated EBITDA for the two consecutive fiscal quarter period of Hennessy Advisors ending on the last day of such reference fiscal quarter.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed herewith as Exhibit 99.1 and incorporated herein by reference. A complete copy of the Loan Agreement was filed as an exhibit to Hennessy Advisor’s Current Report on Form 8-K filed on November 1, 2012, which complete copy of the Loan Agreement is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
99.1	First Amendment to Second Amended and Restated Loan Agreement and Note between Hennessy Advisors, Inc. and U.S. Bank National Association, dated November 1, 2013.

signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

November 4, 2013	By:	/s/ Neil J. Hennessy
Neil J. Hennessy
President

HENNESSY ADVISORS, INC.

Exhibit Index to Current Report on Form 8-K dated November 1, 2013

Exhibit	Description
99.1	First Amendment to Second Amended and Restated Loan Agreement and Note between Hennessy Advisors, Inc. and U.S. Bank National Association, dated November 1, 2013.